Vanguard Global ex-U.S. Real Estate Index Fund

Supplement to the Prospectus Dated October 13, 2010

Prospectus Text Changes

In the More on the Fund section, the “Share Class Overview” text is revised to indicate that Signal® Shares are generally for institutional and financial intermediary investors, and that Institutional Shares are generally for investors who invest a minimum of $5 million.

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Vanguard Marketing Corporation, Distributor.	PS 738A 102011